                                                                 EXHIBIT 10.19.4

                                FOURTH AMENDMENT

         FOURTH AMENDMENT (the "Fourth Amendment"), dated as of June 25, 2003, among FELCOR LODGING TRUST INCORPORATED (f/k/a FelCor Suite Hotels, Inc.), a Maryland corporation ("FelCor"), FELCOR LODGING LIMITED PARTNERSHIP (f/k/a FelCor Suites Limited Partnership), a Delaware limited partnership ("FelCor LP" and collectively with FelCor, the "US Borrower"), FELCOR CANADA CO., a Nova Scotia unlimited liability company (the "Canadian Borrower" and collectively with the US Borrower, the "Borrower"), the Lenders from time to time party thereto, DEUTSCHE Bank Trust Company AMERICAS (f/k/a Bankers Trust Company), as Syndication Agent (the "Syndication Agent") and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank) ("JPMCB") and J.P. MORGAN Bank Canada (f/k/a The Chase Manhattan Bank of Canada) ("JPM Canada") as Administrative Agent for the Lenders. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.

                             W I T N E S S E T H :

         WHEREAS, the Borrower, the Lenders, the Syndication Agent and the Administrative Agent are party to the Seventh Amended and Restated Credit Agreement, dated as of July 26, 2001 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement"); and

         WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend certain provisions the Credit Agreement as provided herein;

         NOW, THEREFORE, it is agreed;

I.       Amendments

         1. Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Adjusted EBITDA," "Applicable Margin," "Consolidated Total Revenue," "Status" and "Total Indebtedness" and inserting the following new definitions in lieu thereof:

                  "Adjusted EBITDA" for any Person for any period, shall be (A) the sum of (i) EBITDA of such Person for such period and (ii) for any Fiscal Quarter ending after April 1, 2003 and prior to October 1, 2004, up to $25,000,000 of Net Proceeds from Asset Sales consumated during the Fiscal Quarter of such Person less (B) the FF&E Reserve for such Person.

                  "Applicable Margin" means, with respect to each Revolving Credit Loan, the applicable percentage per annum set forth below based upon (i) with respect to Level I through IV Status, the Status then in effect and (ii) with respect to Level V through XVI Status, the Status in effect on the most recent Applicable Margin Reset Date, it being

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         understood that the Applicable Margin for (i) Base Rate Loans, Swing
         Advances and Canadian Prime Rate Loans shall be the percentage set forth under the column "Base Rate/Canadian Prime Rate Loans", (ii) Eurodollar Rate Loans shall be the percentage set forth under the column "Eurodollar Rate Loans", and (iii) the Commitment Fee shall be the percentage set forth under the column "Commitment Fee":

                                    Base Rate/Canadian
                                        Prime Rate                Eurodollar Rate                 Commitment
                                           Loans                        Loans                         Fee
                                    ------------------            ---------------                 -----------
Level I Status                              0.0%                       .875%                         0.125%
Level II Status                             0.0%                      1.000%                         0.150%
Level III Status                            0.0%                      1.125%                         0.150%
Level IV Status                             0.0%                      1.250%                         0.200%
Level V Status                              0.0%                      1.375%                         0.200%
Level VI Status                           0.250%                      1.750%                         0.250%
Level VII Status                          0.375%                      1.875%                         0.250%
Level VIII Status                         0.500%                      2.000%                         0.300%
Level IX Status                           0.625%                      2.125%                         0.375%
Level X Status                            1.000%                      2.500%                         0.500%
Level XI Status                           1.375%                      2.875%                         0.500%
Level XII Status                          1.750%                      3.250%                         0.500%
Level XIII Status                         2.375%                      3.875%                         0.500%
Level XIV Status                          2.625%                      4.125%                         0.500%
Level XV Status                           3.000%                      4.500%                         0.500%
Level XVI Status                          3.500%                      5.000%                         0.500%

                  "Consolidated Total Revenue" shall mean, for any period, (i) the aggregate stated amount of all revenue of the US Borrower and its Subsidiaries on a consolidated basis as determined in accordance with GAAP plus
(ii) the US Borrower's Pro Rata Share of the aggregate stated amount of all revenue of its Unconsolidated Entities.

                  "Status" means the existence of Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status, Level VI Status, Level VII Status, Level VIII Status, Level IX Status, Level X Status, Level XI Status, Level XII Status, Level XIII Status, Level XIV Status, Level XV or Level XVI Status, as the case may be.

                  As used in this definition:

                  "Level I Status" exists on any date if, on such date, either US Borrower has a long-term senior unsecured actual debt rating of A-or better by S&P and A3 or better by Moody's Investor Service, Inc. ("Moody's");

                  "Level II Status" exists on any date if, on such date, either US Borrower has a long-term senior unsecured actual debt rating of BBB+ by S&P and Baa1 by Moody's;

                  "Level III Status" exists on any date if, on such date, either US Borrower has a long-term senior unsecured actual debt rating of BBB by S&P and Baa2 by Moody's;

                  "Level IV Status" exists on any date if, on such date, either US Borrower has a long-term senior unsecured debt rating of BBB- by S&P and Baa3 by Moody's;

                  "Level V Status" exists on any date if, on such date (y) none of Level I Status through Level IV Status exists and (z) the Leverage Ratio is less than 25%;

                  "Level VI Status" exists on any date if, on such date (y) none of Level I Status through Level IV Status exists and (z) the Leverage Ratio is equal to or greater than 25% but less than 35%;

                  "Level VII Status" exists on any date if, on such date (y) none of Level I Status through Level IV Status exists and (z) the Leverage Ratio is equal to or greater than 35% but less than 40%;

                  "Level VIII Status" exists on any date if, on such date (y) none of Level I Status through Level IV Status exists and (z) the Leverage Ratio is equal to or greater than 40% but less than 45%;

                  "Level IX Status" exists on any date if, on such date (y) none of the Level I Status through Level IV Status exists and (z) the Leverage Ratio is equal to or greater than 45% but less than 50%;

                  "Level X Status" exists on any date if, on such date (y) none of Level I Status through Level IV Status exists and (z) the Leverage Ratio is equal to or greater than 50% but less than 55%;

                  "Level XI Status" exists on any date if, on such date (y) none of Level I Status through Level IV Status exists and (z) the Leverage Ratio is equal to or greater than 55% but less than 60%.

                  "Level XII Status" exists on any date if, on such date (y) none of Level I Status through Level IV Status exists and (z) the Leverage Ratio is equal to or greater than 60% but less than 65%.

                  "Level XIII Status" exists on any date if, on such date (y) none of Level I Status through Level IV Status exists and (z) the Leverage Ratio is equal to or greater than 65% but less than 70%.

                  Level XIV Status" exists on any date if, on such date (y) none of Level I Status through Level IV Status exists and (z) the Leverage Ratio is equal to or greater than 70% but less than 75%.

                  "Level XV Status" exists on any date if, on such date (y) none of Level I Status through Level IV Status exists and (z) the Leverage Ratio is equal to or greater than 75% but less than 80%.

                  "Level XVI Status" exists on any date if, on such date (y) none of Level I Status through Level IV Status exists and (z) the Leverage Ratio is equal to or greater than 80%.

                  If S&P and/or Moody's shall cease to issue ratings of debt securities of real estate investment trusts generally, then the Administrative Agent and the US Borrower shall negotiate in good faith to agree upon a substitute rating agency or agencies (and to correlate the system of ratings of each substitute rating agency with that of the rating agency for which it is substituting) and (a) until such substitute rating agency or agencies are agreed upon, Status shall be determined on the basis of the rating assigned by the other rating agency (or, if both S&P and Moody's shall have so ceased to issue such ratings, on the basis of the Status in effect immediately prior thereto) and (b) after such substitute rating agency or agencies are agreed upon, Status shall be determined on the basis of the rating assigned by the other rating agency and such substitute rating agency or the two substitute rating agencies, as the case may be. If the long term senior unsecured actual debt ratings of either US Borrower by S&P and Moody's are not equivalent, the higher rating will apply for the purposes of determining Status. If the long term senior unsecured actual debt ratings of either US Borrower by S&P and Moody's are two or more Levels apart, the rating one Level below the higher rating will apply for the purposes of determining Status.

                  "Total Indebtedness of any Person means the sum of the following (without duplication): (a) all Indebtedness of such Person and its Subsidiaries determined on a consolidated basis in conformity with GAAP, plus (b) such Person's Pro Rata Share of Indebtedness of such Person's Unconsolidated Entities, provided, however, Indebtedness of a Person's Subsidiary shall only be included in the calculation of Total Indebtedness to the extent of the greater of (x) such Person's Pro Rata Share of such Indebtedness and (y) the amount of such Indebtedness guaranteed by such Person, provided further, that in calculating Total Indebtedness of the US Borrower and its Subsidiaries for the purposes of Sections 2.6(e), 2.6(f), 2.6(g), 2.22, 5.5, 7.4(b),
         7.5(d), 7.6(c) 7.13(b) and 7.17, Total Indebtedness shall be reduced by unencumbered cash and Cash Equivalents in excess of $25,000,000 held by the US Borrower and its Subsidiaries at such time."

         2. Section 1.1 of the Credit Agreement is hereby further amended by (A) inserting the following text immediately preceding the period at the end of the definition of "Net Cash Proceeds", ", it being understood and agreed, with respect to like-kind exchanges consummated pursuant to, and in compliance with, Section 1031 of the Code, Net Cash Proceeds shall not be deemed to have been received by the US Borrower or it Subsidiaries while held by a "qualified intermediary" (as such term is defined under Section 1031 of the Code)" and (B) in the definition of "Total Value" (i) deleting clause (D) thereof in its entirety, (ii) re-designating clauses (E) and (F) of said definition as clauses
(D) and (E), respectively, (iii) in new clause (D), deleting the reference "(D)" appearing therein and inserting the reference "(C)" in lieu thereof and (iv) in new clause (E), deleting the reference "(E)" appearing therein and inserting the reference "(D)" in lieu thereof.

         3. Section 1.1 of the Credit Agreement is hereby further amended by inserting the following new defined term in the appropriate alphabetical order:

                  "Specified Purposes" shall mean (i) any operating expenses incurred within thirty days of payment thereof by the US Borrower or its Subsidiaries in the ordinary course of business including, without limitation, interest expense, taxes and maintenance reserves, scheduled principal payments and interest in connection therewith on any Indebtedness (regardless of when incurred) of the US Borrower or its Subsidiaries; provided, however, the redemption or the repayment of any Indebtedness other than provided above shall not constitute a Specified Purpose and (ii) the prepayment by the US Borrower or any of its Subsidiaries of any such operating expenses incurred in the ordinary course within thirty days prior to the date such payment is due.

         4. Sections 2.6(e), (f) and (g) of the Credit Agreement are each hereby amended to read in their entirety as follows:

                  "(e) In addition to any other mandatory prepayments required pursuant to this Section 2.6, if on any date the US Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale and the US Borrower's Total Indebtedness for borrowed money is equal to or exceeds 70% of Total Value (before giving effect to the application of the proceeds thereof), then, unless the proceeds from such Asset Sale are required to be reinvested in accordance with any Management Agreement governing the sale of such asset, a prepayment of an amount equal to 100% of such Net Cash Proceeds (or the portion thereof not required to be reinvested pursuant to such Management Agreement) shall be applied to repay outstanding Revolving Credit Loans within five Business Days following such date.

                  (f) In addition to any other mandatory prepayments required pursuant to this Section 2.6, if on any date the US Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from the sale or issuance of equity by the US Borrower or its Subsidiaries and, if at the time of such issuance the US Borrower's Total Indebtedness for borrowed money is equal to or exceeds 70% of Total Value (before to giving effect to the application of the proceeds thereof), then, a prepayment of an amount equal to 100% of such Net Cash Proceeds shall be applied to repay outstanding Revolving Credit Loans within five Business Days following such date.

                  (g) In addition to any other mandatory prepayments required pursuant to this Section 2.6, 45 days after the last day of each Fiscal Quarter of the US Borrower, beginning with the Fiscal Quarter ending December 31, 2002, if the US Borrower's Total Indebtedness for borrowed money is equal to or exceeds 70% of Total Value as of the last day of such Fiscal Quarter, then outstanding Revolving Credit Loans shall be repaid in an amount equal to 100% of Available Free Cash Flow for such Fiscal Quarter."

         5. Section 2.17(c) of the Credit Agreement is hereby amended by deleting the amount "$75,000,000" appearing in said Section and inserting the amount "$15,000,000" in lieu thereof.

         6. The Credit Agreement is hereby further amended by deleting Sections 2.21(c) and (d) in their entirety.

         7. Section 2.22 of the Credit Agreement is hereby amended by deleting clause (iii) thereof in its entirety and inserting the following new clause (iii) in lieu thereof, "(iii) at the time of the delivery of any notice pursuant to clause (a) or (b) of this Section 2.22 requesting an extension of the Final Maturity Date, the US Borrower's Total Indebtedness for borrowed money shall be equal to or less than (x) in the case of a request to extend the Final Maturity Date made pursuant to clause (a) hereof, 60% of Total Value at all times from the delivery of the notice requesting such extension until such Extension Effective Date and (y) in the case of a request to extend the Final Maturity Date made pursuant to clause (b) hereof, 55% of Total Value at all times from the delivery of such notice requesting such extension until such Extension Effective Date".

         8. Section 4.18 of the Credit Agreement is hereby amended by inserting the following text immediately preceding the period at the end thereof", provided that at any time the US Borrower's Total Indebtedness for borrowed money is equal to or exceeds 75% of Total Value (or will after giving effect to the application of proceeds of such Revolving Credit Loans), the proceeds of the Revolving Credit Loans will be used by the Borrowers solely for Specified Purposes that can not be funded from operational cash flow".

         9. Section 5.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "5.1. Unsecured Interest Expense Coverage. The US Borrower shall maintain at the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending on June 30, 2000, a ratio of (a) Unencumbered NOI to (b) Unsecured Interest Expense, in each case determined on the basis of the four (4) Fiscal Quarters ending on the date of determination, of not less than 1.90:1.0, provided that, the minimum ratio set forth above shall be not less than 1.20:1.0 for the Fiscal Quarters ending June 30, 2003 through September 30, 2004."

         10. Section 5.2 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "5.2. Fixed Charge Coverage Ratio. The US Borrower shall maintain at the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending on June 30, 2000, a ratio of (a) Adjusted EDITDA to (b) Fixed Charges, in each case determined on the basis of the four (4) Fiscal Quarters ending on the date of determination, of not less than 1.50:1.0, provided that, the minimum ratio set forth above shall be (i) 1.00:1.0 for the Fiscal Quarters ending June 30, 2003 through March 31, 2004, (ii) 1.05:1.0 for the Fiscal Quarters ending June 30, 2004 and September 30, 2004.

         11. Section 5.4 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "5.4. Limitations on Total Indebtedness. The US Borrower shall not, during each Fiscal Quarter on a consolidated basis, permit the Total Indebtedness (including, without limitation, the Obligations and all Capitalized Lease Obligations) of the US Borrower for borrowed money to exceed (i) 70% of Total Value from December 31, 2002 through and including June 29, 2003, (ii) 80% of Total Value from and including June 30, 2003 through March 31, 2004, (iii) 75% of Total Value from and including April 1, 2004 through June 30, 2004, (iv) 70% of Total Value from and including July 1, 2004 through September 30, 2004 and (v) 60% of Total Value at all other times."

         12. Section 5.5 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "5.5. Limitations on Total Secured Indebtedness. The US Borrower shall not, during each Fiscal Quarter on a consolidated basis, permit the Total Secured Indebtedness (including, without limitation, secured Obligations and Capitalized Lease Obligations) of the US Borrower, to exceed 45% of Total Value, provided that, Total Secured Indebtedness shall not exceed (i) 32% of Total Value from December 31, 2002 through and including June 29, 2003 and (ii) 50% of Total Value from June 30, 2003 through September 30, 2004."

         13. Section 7.1(c) of the Credit Agreement is hereby amended by deleting the percentage "25%" appearing in the second proviso of said Section and inserting the percentage "50%" in lieu thereof.

         14. Section 7.4(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "(b) Notwithstanding anything to the contrary contained in clause (a) of this Section 7.4, other than Restricted Payments made in accordance with clauses (a)(i) and (a)(ii) of this Section 7.4, the US Borrower shall not make Restricted Payments under such clause (a) during any Fiscal Quarter ending from and including December 31, 2002 through September 30, 2004, at any time that the US Borrower's Total Indebtedness for borrowed money is equal to or exceeds 55% of Total Value, except that (x) to the extent that the US Borrower's Total Indebtedness for borrowed money is equal to or exceeds 55% of Total Value but is less than 65% of Total Value, at the time of and after giving effect to such Restricted Payments, when added to the Restricted Payments made during the immediately preceding three consecutive Fiscal Quarters, in an amount equal to the lesser of (I) 85% of the consolidated Adjusted Funds From Operations and (II) 85% of the Free Cash Flow of the US Borrower, in each case for the immediately preceding four consecutive Fiscal Quarters and (y) to the extent that the US Borrower's Total Indebtedness for borrowed money is equal to or exceeds 65% of Total Value but is equal to or less than 70% of Total Value, at the time of and after giving effect to any such Restricted Payment, when added to the Restricted Payments made during the immediately preceding three consecutive Fiscal Quarters, in an amount equal to the lesser of (I) 85% of the consolidated Adjusted

         Funds From Operations and (II) 75% of the Free Cash Flow of the US Borrower, in each case for the immediately preceding four consecutive Fiscal Quarters; provided that notwithstanding the above, (A) the US Borrower shall be permitted to declare or authorize the payment of current dividends on its preferred stock during any Fiscal Quarter in an aggregate amount not to exceed the difference of (I) the sum of (x) 100% of the Free Cash Flow of the US Borrower for the immediately preceding four (4) consecutive Fiscal Quarters ending prior to the date of payment of such dividend plus (y) up to $25,000,000 of Net Proceeds of Asset Sales per Fiscal Quarter consummated in the four (4) Fiscal Quarter period ending prior to the date of payment of such dividend, less (II) the amount of dividends paid by the US Borrower on its preferred stock during the immediately preceding three (3) consecutive Fiscal Quarters ending prior to the date of payment of such dividend and (B) the US Borrower shall be permitted to declare or authorize the payment of current dividends on its Stock during any Fiscal Quarter but only to the extent required to maintain its status as a real estate investment trust."

         15. Section 7.5(d) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "(d) Notwithstanding anything to the contrary contained in this Agreement, for the period from the Third Amendment Effective Date through September 30, 2004, the US Borrower may acquire existing Hotel properties, so long as (I) the Total Indebtedness for borrowed money of the US Borrower does not exceed 60% of Total Value both before and after giving effect to such acquisition and (II) at least 10 Business Days prior to the consummation of any such acquisition the US Borrower shall deliver to the Administrative Agent a certificate of the US Borrower's chief financial officer or treasurer certifying (and showing calculations in reasonable detail) that the US Borrower would have been in compliance with the financial covenants set forth in Sections 5.1, 5.2, 5.3, 5.4, 5.5, 5.6 and 5.7, as amended hereby, for the most recently ended four (4) Fiscal Quarters prior to the date of such acquisition, in each case with such financial covenants to be determined on a pro forma basis as if such acquisition had been consummated on the first day of such four (4) Fiscal Quarter period (and assuming that any Indebtedness incurred, issued, assumed or repaid in connection therewith had been incurred, issued, assumed or repaid on the first day of such four (4) Fiscal Quarter period); provided that
         (i) to the extent that the US Borrower's Total Indebtedness for borrowed money exceeds 60% of Total Value but is less than or equal to 65% of Total Value before such acquisition, the US Borrower may acquire existing Hotel properties at such time, so long as (I) the US Borrower's Total Indebtedness for borrowed money as a percentage of Total Value after giving effect to such acquisition is equal to or less than the US Borrower's Total Indebtedness for borrowed money as a percentage of Total Value immediately prior to such acquisition, (II) at least 10 Business Days prior to the consummation of any such acquisition, the US Borrower shall deliver to the Administrative Agent a certificate of the US Borrower's chief financial officer or treasurer certifying (and showing calculations in reasonable detail) that the US

         Borrower would have been in compliance with the financial covenants set forth in Sections 5.1, 5.2, 5.3, 5.4, 5.5, 5.6 and 5.7, as amended hereby, for the most recently ended (4) Fiscal Quarters prior to the date of such acquisition, in each case with such financial covenants to be determined on a pro forma basis as if such acquisition had been consummated on the first day of such (4) Fiscal Quarter period (and assuming that any Indebtedness incurred, issued, assumed or repaid in connection therewith had been incurred, issued, assumed or repaid on the first day of such four (4) Fiscal Quarter period); (ii) to the extent that the US Borrower's Total Indebtedness for borrowed money exceeds 65% of Total Value but is less than or equal to 70% of Total Value either at the time of or after giving effect to such acquisition, the US Borrower may only acquire existing Hotel properties (I) in an aggregate amount not to exceed the Specified Acquisition Amount at the time of such acquisition and (II) if the US Borrower's Total Indebtedness for borrowed money as a percentage of Total Value after giving effect to such acquisition is equal to or less than the US Borrower's Total Indebtedness for borrowed money as a percentage of Total Value immediately prior to such acquisition; provided further, that notwithstanding the above, the US Borrower shall be permitted to acquire replacement assets required pursuant to management agreements."

         16. Section 7.5 of the Credit Agreement is hereby further amended by inserting the following new Sections (e) and (f) at the end thereof:

                  "(e) Notwithstanding anything contained in this Agreement, the US Borrower may engage in like-kind exchanges pursuant to, and in compliance with, Section 1031 of the Code that may result in Net Cash Proceeds in an aggregate amount not to exceed $30,000,000 with respect to the Holiday Inn Amarillo; Holiday Inn Texarkana; Holiday Inn Odessa; Holiday Inn Moline Airport; Holiday Inn Express Omaha SW; and Hampton Omaha SW properties.

                  (f) Notwithstanding anything to the contrary contained in this Agreement, the US Borrower may acquire assets if the only consideration paid by the US Borrower for such assets is (x) Stock of the US Borrower, (y) the assumption of Indebtedness or (z) the payment of reasonable fees and expenses in connection with the acquisition of such asset; provided that to the extent the US Borrower assumes any Indebtedness in connection with the acquisition of an asset, (I) the US Borrower's Total Indebtedness for borrowed money as a percentage of Total Value after giving effect to such acquisition shall be equal to or less than the US Borrower's Total Indebtedness for borrowed money as a percentage of Total Value immediately prior to such acquisition and
         (II) at least 10 Business Days prior to the consummation of any such acquisition, the US Borrower shall deliver to the Administrative Agent a certificate of the US Borrower's chief financial officer or treasurer certifying (and showing calculations in reasonable detail) that the US Borrower would have been in compliance with the financial covenants set forth in Sections 5.1, 5.2, 5.3, 5.4, 5.5, 5.6 and 5.7, as amended hereby, for the most recently ended (4) Fiscal Quarters prior to the date of such acquisition, in each case with such financial covenants to be determined on a pro forma basis as if such acquisition had been consummated on the first day of such (4) Fiscal Quarter period (and assuming that any Indebtedness assumed in connection therewith had been assumed on the first day of such four (4) Fiscal Quarter period)."

         17. Section 7.6(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "(c) Notwithstanding anything to the contrary contained in this Agreement, during the period from the First Amendment Effective Date to December 31, 2004 at any time the US Borrower's Total Indebtedness for borrowed money is greater than 65% of Total Value, the US Borrower shall not, and shall not permit any of its Subsidiaries or Eligible Joint Ventures to engage in the construction of new hotels, enter into any commitments or agreements to purchase any Hotels under or to be under, original construction or to acquire any additional budget hotels, limited service hotels or extended stay hotels, other than, so long as the US Borrower's Total Indebtedness for borrowed money is greater than 65% of Total Value but is less than or equal to 70% of Total Value, (A) to engage in or continue the construction of the Margate complex and (B) to invest an aggregate amount not to exceed $65,000,000 in up to three Holiday Inns or Embassy Suites prototypes (or any combination thereof) owned by the Borrower or its Subsidiaries, it being understood and agreed that if the US Borrower or any of its Subsidiaries has commenced construction of the Margate complex or a Hotel at a time when it is in compliance with this Section 7.6(c), it shall be permitted to complete such construction notwithstanding the fact that it is no longer in compliance herewith."

         18. Section 8.1(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "(c) any Loan Party shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or in any other Loan Document if such failure shall remain unremedied for (I) 90 days after the earlier of the date on which a Responsible Officer of any Borrower becomes aware of such failure or written notice thereof shall have been given to the US Borrower by the Administrative Agent or any Lender, and (II) if on the last day of the 90 day period set forth in clause (I) of this Section 8.1(c), no Revolving Credit Loans are outstanding and all Drawings in respect of Letters of Credit have been reimbursed, then such period shall be extended for an additional 90 days so long any Drawing in respect of a Letter of Credit during such period is reimbursed within three (3) Business Days of the date of such Drawing as provided in Section 2.20(a); provided that the periods referred to in this clause (c) shall terminate immediately if at any time during such periods the Total Indebtedness of the US Borrower for borrowed money exceeds 82.5% of the Total Value ; or"

         19. Section 8.3(a) of the Credit Agreement is hereby amended by inserting the text "or upon the occurrence and during the continuation of an Event of Default under Section 8.1(c) as a result of the US Borrower's Total Indebtedness exceeding 82.5% of Total Value" immediately following the text "Termination Date" appearing in said Section.

         20. Exhibit B to the Credit Agreement is hereby amended by inserting the following new clause (D) immediately following clause (C) thereof:

                  "[(D) the proceeds of the Revolving Credit Loans shall be used solely for Specified Purposes that can not be funded from operational cash flow.]1

         1/ To be included for a Proposed Borrowing at any time the US Borrower's Total Indebtedness for borrowed money is equal to or exceeds 75% of Total Value (or will exceed 75% of Total Value after giving effect to the application of proceeds of such Proposed Borrowing)."

II.      Miscellaneous Provisions

         1. In order to induce the Lenders to enter into this Fourth Amendment, each Borrower hereby represents and warrants on behalf of itself and its respective Subsidiaries that (i) the representations and warranties of contained in Article IV of the Credit Agreement are true and correct in all material respects on and as of the Fourth Amendment Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date), and (ii) there exists no Default or Event of Default under the Credit Agreement on the Fourth Amendment Effective Date, in each case both before and after giving effect to this Fourth Amendment.

         2. The US Borrower hereby agrees to pay each Lender which delivers an executed copy of this Fourth Amendment (by hard copy or facsimile) to the Administrative Agent by no later than 5:00 p.m. (New York time) on June 25, 2003, a fee (the "Amendment Fee") in an amount equal to 0.15% of such Lender's Revolving Credit Commitment (after giving effect to this Fourth Amendment), which Amendment Fee shall be due and payable on the first Business Day following the date on which the Super Majority Lenders shall have executed and delivered this Fourth Amendment.

         3. This Fourth Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

         4. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         5. This Fourth Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when (i) each Borrower and the Super Majority Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent and (ii) the US Borrower has terminated Revolving Credit Commitments in an aggregate amount equal to at least $100,000,000 in accordance with Section 2.4 of the Credit Agreement.

         6. From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and in the other Loan Documents shall be deemed to be referenced to the Credit Agreement as modified hereby.

                                      * * *

                                         FELCOR LODGING TRUST
                                           INCORPORATED

                                         By: /s/ Andrew J. Welch
                                             -----------------------------------
                                             Name:  Andrew J. Welch
                                             Title: Senior Vice President

                                         FELCOR LODGING LIMITED
                                           PARTNERSHIP

                                         By: FelCor Lodging Trust Incorporated,
                                             its general partner

                                         By: /s/ Andrew J. Welch
                                             -----------------------------------
                                             Name:  Andrew J. Welch
                                             Title: Senior Vice President

                                         FELCOR CANADA CO.

                                         By: /s/ Andrew J. Welch
                                             -----------------------------------
                                             Name:  Andrew J. Welch
                                             Title: Senior Vice President

                                         JPMORGAN CHASE BANK (f/k/a The Chase
                                            Manhattan Bank), Individually and as
                                            Administrative Agent

                                         By: /s/ Charles E. Hoagland
                                             -----------------------------------
                                             Name:  Charles E. Hoagland
                                             Title: Vice President

                                         J.P. MORGAN BANK CANADA (f/k/a The
                                            Chase Manhattan Bank of Canada), as
                                            Administrative Agent

                                         By: /s/ Drew McDonald
                                             -----------------------------------
                                             Name:  Drew McDonald
                                             Title: Vice President

                                         JPMORGAN CHASE BANK, TORONTO
                                            BRANCH (f/k/a The Chase Manhattan
                                            Bank, Toronto Branch)

                                         By: /s/ Drew McDonald
                                             -----------------------------------
                                             Name:  Drew McDonald
                                             Title: Vice President

                                         By: ___________________________________
                                             Name:
                                             Title:

                                         BANK OF AMERICA, N.A.

                                         By: /s/ Lesa J. Butler
                                             -----------------------------------
                                             Name:  Lesa J. Butler
                                             Title: Principal

                                         BANK OF MONTREAL

                                         By: ___________________________________
                                             Name:
                                             Title:

                                         BANK OF NOVA SCOTIA, NEW YORK
                                            AGENCY

                                         By: /s/ T.J. McNaught
                                             -----------------------------------
                                             Name:  T.J. McNaught
                                             Title: Director

                                         DEUTSCHE BANK TRUST COMPANY
                                            AMERICAS (f/k/a Bankers Trust
                                            Company)

                                         By: /s/ George R. Reynolds
                                             -----------------------------------
                                             Name:  George R. Reynolds
                                             Title: Vice President

                                         CHANG HWA COMMERCIAL BANK LTD.,
                                            NEW YORK BRANCH

                                         By: /s/ Ming-Hsien Lin
                                             -----------------------------------
                                             Name:  Ming-Hsien Lin
                                             Title: SVP & General Manager

                                         CITICORP NORTH AMERICA, INC.

                                         By: /s/ Michael P. Psyllos
                                             -----------------------------------
                                             Name:  Michael P. Psyllos
                                             Title: Vice President

                                         CREDIT LYONNAIS, NEW YORK BRANCH

                                         By: /s/ Bruno DeFloor
                                             -----------------------------------
                                             Name:  Bruno DeFloor
                                             Title: Vice President

                                         FLEET NATIONAL BANK, N.A.

                                         By: ___________________________________
                                             Name:
                                             Title:

                                         HUA NAN COMMERCIAL BANK, LTD.
                                            NEW YORK AGENCY

                                         By: /s/ Yun-Peng Chang
                                             -----------------------------------
                                             Name:  Yun-Peng Chang
                                             Title: SVP & General Manger

                                         MORGAN STANLEY SENIOR FUNDING,
                                            INC.

                                         By: /s/ illegible
                                             -----------------------------------
                                             Name:  illegible
                                             Title: Executive Director

                                         WELLS FARGO, NATIONAL
                                            ASSOCIATION

                                         By: /s/ Stephen P. Prinz
                                             -----------------------------------
                                             Name:  Stephen P. Prinz
                                             Title: Executive Vice President

                                         CITIBANK, N.A.

                                         By: /s/ James B. Maxwell
                                             -----------------------------------
                                             Name:  James B. Maxwell
                                             Title: Attorney-in-fact